UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2026
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BillionToOne, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-42934	81-1082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1035 O’Brien Drive
Menlo Park, CA 94025
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 460-2551

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	BLLN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2026, BillionToOne, Inc. (the “Company”) issued a press release reiterating its guidance for the full year ended December 31, 2025, and initiating its full year 2026 guidance. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

The Company will post the presentation that it will present at the 2026 J.P. Morgan Healthcare Conference on January 12, 2026 to the Investor page of the Company’s website (https://investors.billiontoone.com/), on the “Events & Presentations” page under “News and Events.”

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
99.1	Press Release of BillionToOne, Inc., dated January 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BillionToOne, Inc.

Date:	January 12, 2026	By:	/s/ Ross Taylor
		Name:	Ross Taylor
		Title:	Chief Financial Officer